UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2011
UNITED BANCORP, INC.
(Exact name of registrant as specified in its charter)

Ohio	0-16540	34-1405357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
201 South 4th Street, Martins Ferry, Ohio 43935-0010
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (740) 633-0445
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On July 27, 2011, United Bancorp, Inc. issued a press release announcing its results of operations and financial condition for and as of the three and six month periods ended June 30, 2011, unaudited. The press release is furnished as Exhibit No. 99 hereto.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished herewith:

Exhibit
Number	Exhibit Description

99	Press release, dated July 27, 2011, announcing Registrant’s unaudited results of operations and financial condition for and as of the three and six month periods ended June 30, 2011.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2011	United Bancorp, Inc.
/s/ Randall M. Greenwood
Randall M. Greenwood
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Description

99	Press release, dated July 27, 2011, announcing Registrant’s unaudited results of operations and financial condition for and as of the three and six month periods ended June 30, 2011.